UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 8, 2011

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard Hermitage, Pennsylvania		16148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 981-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 8, 2011, F.N.B. Corporation (“FNB”) issued a press release to announce that the Registration Statement it previously filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger between FNB and Parkvale Financial Corporation (“Parkvale”) has been declared effective by the SEC. Such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger between FNB and Parkvale, FNB filed a Registration Statement (Registration Statement No. 333-177050) with the SEC, which includes the proxy statement of Parkvale, the prospectus of FNB and other documents relating to the merger. The Registration Statement was declared effective by the SEC on November 7, 2011.

SHAREHOLDERS OF PARKVALE FINANCIAL CORPORATION ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials, and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317, and free copies of the documents Parkvale Financial Corporation has filed with the SEC by contacting Gilbert A. Riazzi, Chief Financial Officer, 4220 William Penn Highway, Monroeville, PA 15146, telephone: (412) 373-4804.

Participants in the Merger Solicitation

F.N.B. Corporation, Parkvale Financial Corporation and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Parkvale Financial Corporation in connection with the proposed merger. Information concerning such participants’ ownership of Parkvale Financial Corporation common stock is set forth in the definitive proxy statement/prospectus relating to the merger, which was filed by Parkvale Financial Corporation on November 7, 2011. This communication does not constitute an offer of any securities for sale.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of F.N.B. Corporation dated November 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ Vincent J. Calabrese
Name:	Vincent J. Calabrese
Title:	Chief Financial Officer
(Principal Financial Officer)

Date: November 8, 2011